Exhibit 99.1
                              Financial Statements
                                       And
                          Independent Auditor's Report
                              Digital Bridge, Inc.
                             June 30, 2000 and 1999




BOARD OF DIRECTORS
DIGITAL BRIDGE, INC.
Burlingame, California


We have audited the accompanying balance sheet of DIGITAL BRIDGE, INC. as of June 30, 2000 and 1999 and the related statements of operations, stockholders' (deficit) equity and cash flows for the years then ended. These financial statements are the responsibility of Digital Bridge, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Digital Bridge, Inc. as of June 30, 2000 and 1999, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

The Company has a limited operating history and its prospects are subject to the risks, expenses and uncertainties frequently encountered by companies in new an rapidly evolving markets for internet products and services. As discussed in
Note 11 to the financial statements, the Company was only recently formed, and has not generated sufficient revenues to achieve profitability. Failure to secure financing or its ability to generate sufficient cash flows through operations may have a material adverse impact on the Company's operations and financial position. Management's plans in regards to these matters are also described in Note 11. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.



September 13, 2000

By: /s/ Hood & Strong, LLP
Hood & Strong, LLP.

DIGITAL BRIDGE, INC.
BALANCE SHEET


June 30,                                                                 2000                    1999
------------------------------------------------------------  -------------------------  -------------------------

ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                   $                120,542   $                  6,800
  Receivables                                                                   57,856
  Prepaid expenses                                                              30,661                      5,000
------------------------------------------------------------  -------------------------  -------------------------

    Total current assets                                                       209,059                     11,800

FURNITURE AND EQUIPMENT, net                                                    41,591                      6,917

OTHER ASSETS                                                                    19,744                      9,500
------------------------------------------------------------  -------------------------  -------------------------

                                                              $                270,394   $                 28,217
============================================================  =========================  =========================
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Trade payables                                              $                 91,223
  Accrued expenses                                                              10,606   $                  9,586
  Notes payable                                                                700,000
------------------------------------------------------------  -------------------------  -------------------------

    Total current liabilities                                                  801,829                      9,586
------------------------------------------------------------  -------------------------  -------------------------

STOCKHOLDERS' (DEFICIT) EQUITY:
  Preferred stock, $.001 par value, 500,000 shares
    authorized, no shares issued and outstanding
  Common stock, $.001 par value, 31,250,000 and 13,250,000
    shares authorized in 2000 and 1999; shares issued and
    outstanding: 27,850,000 and 13,250,000 in 2000 and 1999                     22,280                     13,250
  Additional paid-in capital                                                   205,312                     23,750
  Accumulated deficit                                                         (759,027)                   (18,369)
------------------------------------------------------------  -------------------------  -------------------------

    Total stockholders' (deficit) equity                                      (531,435)                    18,631
                                                                               270,394                     28,217
============================================================  =========================  =========================

DIGITAL  BRIDGE,  INC.
STATEMENT  OF  OPERATIONS


For the Years Ended June 30,     2000       1999
----------------------------  ----------  ---------

REVENUE                       $ 523,502   $ 46,000

COST OF SALES                   280,095     13,952
----------------------------  ----------  ---------

GROSS PROFIT                    243,407     32,048

OPERATING EXPENSES:
  Salaries and benefits         549,667     41,202
  Professional fees             112,813
  Office expenses               146,980      9,215
  Other                         170,416
  Depreciation                    4,189
----------------------------  ----------  ---------
                                984,065     50,417
----------------------------  ----------  ---------

NET LOSS                      $(740,658)  $(18,369)
============================  ==========  =========

LOSS PER COMMON SHARE         $  0.0267   $(0.0014)
============================  ==========  =========

Digital  Bridge,  Inc.
STATEMENT  OF  STOCKHOLDERS'  EQUITY  (DEFICIT)
For  the  Years  Ended  June  30,  2000  and  1999
======================================================================================================
                                                                                            Total
                                 Number                      Additional                  Stockholders'
                                of Shares       Common        Paid-In       Accumulated     Equity
                               Outstanding      Stock         Capital         Deficit     (Deficit)
BALANCES - June 30, 1998

  Common stock issued           13,250,000   $    13,250   $       23,750                 $    37,000

  Net loss                                                                 $    (18,369)      (18,369)
----------------------------  -------------  ------------  --------------  -------------  ------------

BALANCES - June 30, 1999        13,250,000        13,250           23,750       (18,369)       18,631

  Common stock issued,
     as recapitalized           14,600,000         9,030            9,030

  Additional paid-in capital                                      181,562                     181,562

  Net loss                                                                     (740,658)     (740,658)
----------------------------  -------------  ------------  --------------  -------------  ------------

BALANCES - June 30, 2000        27,850,000   $    22,280   $      205,312  $   (759,027)  $  (531,435)
============================  =============  ============  ==============  =============  ============

DIGITAL BRIDGE, INC.
STATEMENT OF CASH FLOWS
For the years ended June 30,                        2000       1999
======================================================================

OPERATING ACTIVITIES:
  Net loss                                       $(740,658)  $(18,369)
  Adjustments to reconcile net loss to net cash
     used by operations:
       Depreciation                                  4,189
       Increase in:
         Receivables                               (57,856)
         Prepaid expenses                          (25,661)    (5,000)
         Other assets                              (10,244)    (9,500)
         Accounts payable                           91,223
         Accrued expenses                            1,020      9,586
-----------------------------------------------  ----------  ---------
    Net cash used by operating activities         (737,987)   (23,283)
-----------------------------------------------  ----------  ---------

INVESTING ACTIVITIES:
  Purchase of furniture and equipment              (38,863)    (6,917)
-----------------------------------------------  ----------  ---------

    Net cash used by investing activities          (38,863)    (6,917)
-----------------------------------------------  ----------  ---------

FINANCING ACTIVITIES:
  Proceeds from notes payable                      700,000
  Proceeds from issuance of common stock
     and receipt of additional paid-in capital     190,592     37,000
-----------------------------------------------  ----------  ---------

      Net cash provided by financing activities    890,592     37,000
-----------------------------------------------  ----------  ---------

INCREASE IN CASH AND CASH EQUIVALENTS              113,742      6,800

CASH AND CASH EQUIVALENTS, beginning of year         6,800
-----------------------------------------------  ----------  ---------

CASH AND CASH EQUIVALENTS, end of year           $ 120,542   $  6,800
===============================================  ==========  =========

                          NOTES TO FINANCIAL STATEMENTS
                              DIGITAL BRIDGE, INC.

NOTE 1 - ORGANIZATION:

               Digital Bridge, Inc. (the Company) is a corporation organized under the laws of the State of Nevada for the purpose of doing business as a provider of website development and management services.

               Effective January 31, 2000, the Company and its shareholders entered into a Reorganization and Stock Purchase Agreement with Black Stallion Management, Inc. (Black Stallion), a Nevada corporation. Black Stallion was a publicly traded shell company which prior to the merger was considered a development stage company as defined in Statement of Financial Accounting Standards No. 7. Under the terms of the agreement, the Company's shareholders agreed to exchange 100% of their common stock for 20 million shares of common stock of Black Stallion. All references to the Company in these financial statements refer to the merged entity.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

               a.   Basis of Presentation:
                    ---------------------

                    The Company maintains its accounts on the accrual basis of accounting. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reported period. Actual results could differ from those estimates.

               b.   Cash and Cash Equivalents:
                    -------------------------

                    For purposes of the statement of cash flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents (of which there are none as of June 30, 2000 and 1999).

               c.   Depreciation:
                    ------------

                    Fixed assets are recorded at cost. Property and equipment is depreciated on a straight-line basis over estimated useful lives ranging from three to seven years.

               d.   Revenue Recognition:
                    -------------------

                    The Company  records  revenue based upon  specific  contract
                    rates  for  website   development  and  management  services
                    rendered.

               e.   Advertising Costs:
                    -----------------

                    The Company expenses all advertising costs, including direct response advertising costs, as they are incurred.

               f.   Loss Per Share:
                    --------------

                    The computation of loss per share is based on the weighted average number of shares outstanding during the period presented in accordance with Statement of Financial Accounting Standards No. 128, "Earnings Per Share". (See
                    Note 8)

               g.   Recently Enacted Accounting Standards:
                    -------------------------------------

                    Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income", SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information", SFAS No. 132, "Employer's Disclosure about Pensions and Other Postretirement Benefits", SFAS No.133 (as amended by SFAS No. 137 and 138), "Accounting for Derivative Instruments and Hedging Activities", SFAS No. 134, "Accounting for Mortgage-Backed Securities ", and SFAS 135, "Rescission of FASB No. 75 and Technical Corrections", were recently issued. SFAS No. 130, 131, 132, 133 (as amended), 134 and 135 have no current application to the Company or their effect on the financial statements would not have been significant.

               h.   Reclassifications:
                    -----------------

                    Certain items in the 1999 financial statements have been reclassified to conform to the fiscal 2000 presentation. Such reclassifications have no significant effect on either net income or stockholders' equity.

NOTE 3 - FURNITURE AND EQUIPMENT:

               Furniture and equipment, at cost, is summarized as follows as of June 30, 2000 and 1999:


                                                 2000          1999

               Office equipment               $  33,210      $  6,917
               Furniture and fixtures            12,750
---------------------------------------------------------------------

                                                 45,780         6,917
               Less accumulated depreciation     (4,189)
---------------------------------------------------------------------

                                              $  41,591      $  6,917
=====================================================================



               Depreciation expense amounted to $4,237 and $0 for the periods ended June 30, 2000 and 1999, respectively.

NOTE  4  -     LEASE  COMMITMENTS:

               The Company leases office space under an operating lease which expires December 31, 2002. Rent expense approximated $44,160 and $0 for the years ended June 30, 2000 and 1999, respectively. As of June 30, 2000, future minimum lease payments, by fiscal year, are as follows:


               Year ended May 31,

                     2001                $      90,240
                     2002                       94,080
                     2003                       48,000
               ---------------------------------------
                                               232,320
               =======================================

NOTE 5 - INCOME TAXES:

               No provision for federal and state income taxes has been recorded because the Company has incurred net operating losses since inception. As of June 30, 2000, the Company has available for federal and California purposes net operating loss carryforwards approximating $747,000 and $372,500, respectively. The federal and California carryforwards are available to offset future taxable income and expire beginning in fiscal 2019 and 2004, respectively (subject to Internal Revenue Service and California Code Restrictions). Deferred income tax assets, approximating $299,000 and $149,000, respectively, arising from such loss carryforwards have been fully reserved as of June 30, 2000 and 1999.

NOTE 6 - NOTES PAYABLE:

               Notes payable as of June 30, 2000 consist of advances received from two potential investors. No repayment terms have been defined. The total amount has been reflected as a current liability in the financial statements.

NOTE 7 - STOCK OPTIONS:

               The Company had drafted a stock incentive plan for directors, officers, employees and consultants of the Company and affiliated companies, which would have provided for nonqualified and incentive stock options. The plan has not been approved as of June 30, 2000 and as such, no adjustments to the financial statements have been made to account for any of the plan's proposed provisions.

NOTE 8 - LOSS PER SHARE:

               The following information reflects the amount used in computing income (loss) per share:

                                                    For the            For
                                                  Year Ended       Year Ended
                                                 June 30, 2000    June 30, 1999
     Income (loss) from continuing operations
       available to common shareholders
       (numerator)                                   ($740,658)        ($18,369)

     Weighted average number of common shares
       outstanding used in loss per share for
       the period (denominator)                 $   27,779,300   $   13,250,000

NOTE 9 - ECONOMIC DEPENDENCE AND RELATED PARTY TRANSACTIONS:

               Through June 30, 2000, the Company generates the majority of its revenues from services provided to affiliated companies. Sales to these companies for the periods ended June 30, 2000 and 1999, represent 100%, of total revenues.

               As of June 30, 2000 and 1999, accounts receivable from these affiliated companies totaled $47,856 and $0, respectively.

               During the periods ended June 30, 2000 and 1999, certain expenses incurred by an affiliated company on behalf of the Company were not charged to the Company.

NOTE 10 - CONCENTRATION OF CREDIT RISK:

               The Company has identified its financial instruments which are potentially subject to credit risk. These financial instruments consist principally of cash and cash equivalents and receivables.

               During the year, the Company had significant operating cash and cash equivalents in excess of the federally insured limits.
               Credit risk for receivables is substantially mitigated by the Company's historically short collection periods.

NOTE 11 - BUSINESS RISKS:

               The Company has a limited operating history and its prospects are subject to the risks, expenses and uncertainties frequently encountered by companies in new and rapidly evolving markets for Internet products and services. The Company was only recently formed, and has not generated sufficient revenues to achieve profitability. The Company's failure to secure financing or its ability to generate sufficient cash flows through operations may have a material adverse impact on the Company's future operations and financial position. Subsequent to June 30, 2000, the Company entered into several agreements wherein it planned to exchange 100% of three separate non-public companies through the issuance of common stock with an aggregate estimated value of $25,482,844 (See Note 13 for additional information). The Company may still need to raise additional funds to develop or enhance its service offerings and to fund expansion; failure to do so could affect the Company's ability to pursue future growth.

NOTE 12 - REORGANIZATION AND STOCK PURCHASE AGREEMENT:

               Effective January 31, 2000, the Company and its shareholders entered into a Reorganization and Stock Purchase Agreement with Black Stallion Management, Inc. (Black Stallion), a Nevada corporation. Under the terms of the agreement, the Company's shareholders agreed to exchange 100% of their common stock for 20 million shares of common stock of Black Stallion. In addition, Black Stallion agreed to a post-closing split of 1.25 to 1 forward stock split on its authorized, issued and outstanding stock, resulting in 27,850,000 post-closing shares of common stock issued and outstanding and 31,250,000 shares of common stock authorized. The Company's financial statements reflect the balances and activity immediately prior to the above transactions.

NOTE 13 - SUBSEQUENT EVENTS:

               Subsequent to June 30, 2000 the Company entered into an agreement to exchange 100% of the outstanding common stock of 24x7 Development.com, Inc., a Delaware corporation, in a merger transaction pursuant to which the Company will be the surviving entity. As consideration, the Company will issue to the holders of 24x7 common stock an aggregate of 10,000,000 shares of the Company's common stock, with an estimated value of $18,125,000.

               Subsequent to June 30, 2000 the Company entered into an agreement to exchange 100% of the outstanding common stock of N2plus, Inc., a Delaware corporation, in a merger transaction pursuant to which the Company will be the surviving entity. As consideration the Company will issue to the holders of the N2plus, Inc. common stock an aggregate of 1,000,000 of the Company's common stock with an estimated value of $1,812,500.

               Subsequent to June 30, 2000 the Company entered into an agreement to exchange 100% of the outstanding common stock of Online Television Network Services, a California corporation, in a stock for stock transaction, pursuant to which Online Television Network Services will be a wholly owned subsidiary of the Company. As consideration, the Company will issue to the holders of the Online Television Network Services an aggregate of 3,059,500 shares of the Company's stock with an estimated value of $5,545,344. The above transactions are expected to be recorded as a pooling interests.